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                                                                    Exhibit 10.4











                           MASTER SERVICING AGREEMENT



                                     between




                       STUDENT LOAN FUNDING 1999-A TRUST,
                                     Issuer



                                       and



                      STUDENT LOAN FUNDING RESOURCES, INC.,
                                 Master Servicer








                          Dated as of          , 1999
                                     ----------



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                                TABLE OF CONTENTS

                                    ARTICLE I
                                   Definitions

SECTION 1.1.  Definitions ................................................ 1

                                   ARTICLE II
                  Administration and Servicing of Student Loans

SECTION 2.1.  Duties of Master Servicer .................................. 2
SECTION 2.2.  Compensation ............................................... 3
SECTION 2.3.  Cooperation by the Issuer .................................. 3

                                   ARTICLE III
                               The Master Servicer

SECTION 3.1.  Representations of Master Servicer ......................... 3
SECTION 3.2.  Indemnities of Master Servicer ............................. 4
SECTION 3.3.  Merger or Consolidation of, or Assumption  of the
              Obligations of, Master Servicer ............................ 5
SECTION 3.4.  Limitation on Liability of Master Servicer and Others ...... 5

                                   ARTICLE IV
                                     Default

SECTION 4.1.  Master Servicer Default ................................... 6
SECTION 4.2.  Appointment of Successor .................................. 7
SECTION 4.3.  Payment of Master Servicing Fee ........................... 7

                                    ARTICLE V

SECTION 5.1.  Term; Termination ......................................... 7

                                   ARTICLE VI
                            Miscellaneous Provisions

SECTION 6.1.  Amendment ................................................. 7
SECTION 6.2.  Notices ................................................... 7
SECTION 6.3.  Assignment ................................................ 8
SECTION 6.4.  Limitations on Rights of Others ........................... 8
SECTION 6.5.  Severability .............................................. 8
SECTION 6.6.  Separate Counterparts ..................................... 8
SECTION 6.7.  Headings .................................................. 8
SECTION 6.8.  Governing Law ............................................. 8
SECTION 6.9.  Independence of the Master Servicer ....................... 8
SECTION 6.10. No Joint Venture .......................................... 9
SECTION 6.11. Other Activities of Master Servicer ....................... 9
SECTION 6.12. No Petition ............................................... 9
SECTION 6.13. Limited Recourse .......................................... 9
SECTION 6.14. Entire Agreement .......................................... 9

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                           MASTER SERVICING AGREEMENT

          MASTER SERVICING AGREEMENT dated as of ________, 1999 (the "Agreement"), between STUDENT LOAN FUNDING 1999-A TRUST, a Delaware common law trust (the "Issuer"), and STUDENT LOAN FUNDING RESOURCES, INC., an Ohio corporation, as master servicer (the "Master Servicer"). References to the Issuer shall be deemed to be references to FIRSTAR BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Co-owner Trustee under the Trust Agreement dated as of ______________, 1999 (the "Co-owner Trustee"), on behalf of the Issuer

         WHEREAS, the Issuer, directly or through an eligible lender trustee, owns a portfolio of student loans; and

          WHEREAS, the Master Servicer is willing to arrange for the servicing of such student loans.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   Definitions

         SECTION 1.1. DEFINITIONS. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

         "Affiliate" means any corporation or other entity directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Master Servicer or the Issuer. For purposes of this definition, "control" means the power to direct management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" means this Master Servicing Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Guarantee Agency" means a state agency or private nonprofit corporation which guarantees certain payments of principal and interest on Student Loans pursuant to a guarantee agreement.

         "Guarantee Payments" means those payments made by a Guarantee Agency with respect to a Student Loan.

         "Higher Education Act" means the Higher Education Act of 1965, as amended, together with any rules and regulations promulgated by the U.S. Department of Education or the Guarantee Agencies.

         "Indenture" means the Indenture of Trust, dated as of _________, 1999, by and among the Issuer, Firstar Bank, National Association, as Eligible Lender Trustee, and Firstar Bank, National Association, as Indenture Trustee.

         "Master Servicer Default" means an event specified in Section 4.1.

         "Master Servicing Fee" has the meaning specified in Section 2.2.

         "Noteholder" means a holder of a note of the Issuer issued pursuant to the Indenture.

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         "Person" means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Servicer" means any servicing entity selected by the Master Servicer, including without limitation the Master Servicer and/or any Affiliate of the Master Servicer, to provide servicing for all or a part of the Student Loans, including but not limited to application, review, disbursement, administration, collection, due diligence and claims services, provided, that such entity is qualified to be a servicer of such Student Loans in accordance with any indentures or other documents of the Issuer relating to such Student Loans.

         "Servicing Agreement" means an agreement between a Servicer and the Issuer and/or the Master Servicer for the servicing of all or part of the Student Loans subject to this Agreement.

         "Student Loan" means a student loan incurred under the Higher Education Act by eligible students attending eligible post secondary educational institutions.

                                   ARTICLE II
                  Administration and Servicing of Student Loans

         SECTION 2.1. DUTIES OF MASTER SERVICER. (a) Subject to the written direction of the Issuer, the Master Servicer, for the benefit of the Issuer (to the extent provided herein), shall provide for, arrange and maintain, or take such actions as are necessary to provide for, arrange and maintain, the servicing and administration of the Student Loans in accordance with prudent industry practices with one or more Servicers in accordance with this Agreement and shall perform the other actions required by the Master Servicer under this Agreement, with reasonable care. The Master Servicer shall have full authority to do anything it reasonably deems appropriate in connection with providing for, arranging and maintaining such servicing and administration relationships with Servicers, including without limitation (1) entering into one or more Servicing Agreements with the Servicers and/or with the Issuer and the Servicers, (2) providing or arranging for the replacement of any Servicing Agreement that expires or is terminated, (3) consulting with any Servicer regarding the negotiation, execution and performance of any Servicing Agreement or the servicing and administration of any related Student Loan, and (4) terminating any Servicing Agreement that may exist in accordance with the terms and conditions of such Servicing Agreement, provided, that upon termination of any such Servicing Agreement, the Master Servicer shall arrange for an appropriate Servicing Agreement with a Servicer pertaining to and maintaining continuous servicing of the Student Loans previously serviced under the terminated Servicing Agreement. The servicing arrangements provided for by the Master Servicer shall maintain servicing standards in accordance in all material respects with all applicable agreements and indentures of the Issuer and all applicable federal and state laws, including all applicable standards, guidelines and requirements of the Higher Education Act and any Guarantee Agreement with respect to the Student Loans, the failure to comply with which would adversely affect the eligibility of one or more of the Student Loans for Guarantee Payments or would have a material adverse effect on the Noteholders. The Master Servicer may perform its responsibilities hereunder through other agents or independent contractors, but shall not thereby be released from any of its responsibilities as hereinafter set forth.

         As part of its master servicing responsibilities hereunder, the Master Servicer, for the benefit of the Issuer, shall oversee, administer and enforce the obligations of each Servicer under the related Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of such Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Student Loans.

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         (b) EXCEPTIONS. Notwithstanding anything to the contrary in this
Agreement, except as expressly provided herein, the Master Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (1) make any payments to the noteholders , or (2) take any other action that the Issuer directs the Master Servicer in writing not to take on its behalf.

         SECTION 2.2. MASTER SERVICING FEE. On or before the last day of each month (the "Payment Date"), the Issuer shall pay to the Master Servicer, as compensation for its services specified hereunder, a fee in the amount of .02% (on a per annum basis) of the total aggregate principal amount of the Student Loans subject to this Agreement. The monthly fee will be determined on the basis of the total aggregate principal amount of Student Loans subject to this Agreement as of the first day of the month of each such Payment Date. The Issuer agrees to reimburse the Master Servicer for all reasonable expenses, disbursements and advances incurred or made by the Master Servicer in connection with the performance of this Agreement, including, but not limited to, the fees and expenses of obtaining Servicers, subcontracting, any independent accountants and outside counsel, which reimbursement shall relate to amounts incurred in a calendar month and shall be payable by the Issuer to the Master Servicer on the next succeeding Payment Date.

         SECTION 2.3. COOPERATION BY THE ISSUER. The Issuer agrees to cooperate and assist the Master Servicer in any manner reasonably requested by the Master Servicer in connection with the servicing and administration of the Student Loans subject to this Agreement and the prompt and full performance of the Master Servicer's duties hereunder, including without limitation, executing, delivering and performing Servicing Agreements and all other agreements, documents or certificates relating, directly or indirectly, to the servicing and administration of the Student Loans subject to this Agreement and the prompt and full performance of the Master Servicer's duties hereunder.


                                   ARTICLE III
                               The Master Servicer

         SECTION 3.1. REPRESENTATIONS OF MASTER SERVICER. The Master Servicer makes the following representations on which the Issuer is deemed to have relied in executing and delivering this Agreement. The representations speak as of the date of execution and delivery of the Agreement and shall survive such date.

         (a) ORGANIZATION AND GOOD STANDING. The Master Servicer is duly organized and validly existing as a corporation in good standing under the laws of the State of Ohio with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to perform its obligations as required by this Agreement.

         (b) DUE QUALIFICATION. The Master Servicer is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the performance of its obligations as required by this Agreement) shall require such qualifications.

         (c) POWER AND AUTHORITY OF THE MASTER SERVICER. The Master Servicer has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement have been duly authorized by the Master Servicer by all necessary corporate action. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Master Servicer in connection with the

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execution and delivery by the Master Servicer of this Agreement and the performance by the Master Servicer of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material adverse effect upon the rights of the Issuer hereunder.

         (d) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Master Servicer, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors' rights generally, and subject to general principles of equity (whether applied in a proceeding of law or in equity).

         (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under the Articles of Incorporation or Code of Regulations of the Master Servicer, or any material indenture, agreement or other instrument to which the Master Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; or violate any law or, to the best of its knowledge, any order, rule or regulation applicable to the Master Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or its properties.

         (f) NO PROCEEDINGS. There are no proceedings or investigations pending against the Master Servicer, or, to its best knowledge, threatened against the Master Servicer, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Master Servicer of its obligations under, or the validity or enforceability of this Agreement.

         SECTION 3.2. INDEMNITIES OF MASTER SERVICER. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Master Servicer under this Agreement.

         The Master Servicer shall indemnify, defend and hold harmless the Issuer and any of the officers, employees and agents of the Issuer, from any and all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys' fees and expenses) to the extent arising out of, or imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Master Servicer in the performance of its obligations and duties under this Agreement or by reason of the reckless disregard of its obligations and duties under this Agreement, where the final determination that any such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, any such negligence, willful misfeasance, bad faith or recklessness (other than errors in judgment) on the part of the Master Servicer is established by a court of law, by an arbitrator or by way of settlement agreed to in writing by the Master Servicer. Notwithstanding the foregoing, if the Master Servicer is rendered unable, in whole or in part, by virtue of an act of God, act of war, fire, earthquake or other natural disaster, to satisfy its obligations under this Agreement, the Master Servicer shall not be deemed to have breached any such obligation upon the sending of written notice of such event to the other parties hereto, for so long as the Master Servicer remains unable to perform such obligation as a result of such event. This provision shall not be construed to limit the Master Servicer's or any other party's rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

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         The Issuer shall notify the Master Servicer promptly of any claim for which it may seek indemnity. The Master Servicer shall defend the claim and the Master Servicer shall not be liable for the legal fees and expenses of the Issuer after it has assumed such defense.

         Indemnification under this Section 3.2 shall survive the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Master Servicer has made any indemnity payments pursuant to this Section 3.2 and the Issuer thereafter collects any of such amounts from others, the Issuer promptly shall repay such amounts to the Master Servicer, without interest.

         Anything in this Agreement to the contrary notwithstanding, neither the Master Servicer nor any of its directors, officers, employees or agents shall be liable for any cost, expense, loss, claim damage or liability that arises out of, or was imposed upon any Person seeking indemnity under this Section 3.2 through any negligence, willful misfeasance, bad faith, recklessness or other act, error or omission on the part of any Servicer under a Servicing Agreement, provided, that this provision shall not protect the Master Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of its duties (except for errors in judgment) or by reason of reckless disregard of its obligations and duties under this Agreement.

         SECTION 3.3. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, MASTER SERVICER. Any Person (a) into which the Master Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Master Servicer shall be a party or (c) which may succeed to the properties and assets of the Master Servicer, substantially as a whole, shall be the successor to the Master Servicer without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, that the Master Servicer hereby covenants that, if the surviving Master Servicer is other than Student Loan Funding Resources, Inc. or an Affiliate, it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Master Servicer executes an agreement of assumption to perform every obligation of the Master Servicer under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 6.1 shall have been breached and no Master Servicer Default, and no event that, after notice or lapse of time, or both, would become a Master Servicer Default shall have occurred and be continuing, (iii) the surviving Master Servicer shall have delivered to the Issuer a certificate of an officer of the surviving Master Servicer and an opinion of counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 3.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (iv) such transaction will not result in a material adverse federal or state tax consequence to the Issuer or the noteholders of any bonds, notes or other indebtedness of the Issuer.

         SECTION 3.4. LIMITATION ON LIABILITY OF MASTER SERVICER AND OTHERS. Neither the Master Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer except as provided under this Agreement for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment or for any action or omission by any Servicer pursuant to a Servicing Agreement; provided, that this provision shall not protect the Master Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except for errors in judgment) in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. Without limiting the generality of the foregoing, the Master Servicer in particular shall not be liable for any servicing errors or interruptions resulting from any failure of any Servicer to maintain computer and other information systems that are year-2000 compliant. The Master Servicer and any of its respective directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. Except as provided in this Agreement, the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall be


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incidental to its duties in accordance with this Agreement and that in its opinion may involve it in any expense or liability.

                                   ARTICLE IV
                                     Default

         SECTION 4.1. MASTER SERVICER DEFAULT. The occurrence and continuance of any one of the following events shall constitute a "Master Servicer Default":

         (a) any failure on the part of the Master Servicer duly to observe or to perform in any material respect any of the covenants or agreements of the Master Servicer set forth in this Agreement, which failure shall (i) materially and adversely affect the rights of the Noteholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Issuer (or for such longer period, not in excess of 120 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 120 days and the Master Servicer delivers a certificate of an officer of the Master Servicer to the Issuer to such effect and to the effect that the Master Servicer has commenced or will promptly commence, and will diligently pursue, all reasonable efforts to remedy such default); or

         (b) (i) having entered involuntarily against it an order for relief under the any applicable Federal or state bankruptcy, insolvency or similar law now or hereafter in effect, (ii) not paying, or admitting in writing its inability to pay, its debts generally as they become due or suspending payment of its obligations, (iii) making an assignment for the benefit of creditors,
(iv) applying for, seeking, consenting to, or acquiescing in, the appointment of a receiver, custodian, trustee, conservator, liquidator or similar official for it or any substantial part of its property, (v) instituting any proceeding seeking to have entered against it an order for relief under any applicable Federal or state bankruptcy, insolvency or similar law now or hereafter in effect, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, marshaling of assets, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization, or relief of debtors or failing to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) failing to contest in good faith any appointment or proceeding described in Section 4.1(c) hereof or (vii) taking any action in furtherance of any of the foregoing purposes; or

         (c) the appointment of a custodian, receiver, trustee, conservator, liquidator or similar official for the Master Servicer or any substantial part of the property of the Master Servicer, or the institution of a proceeding described in Section 4.1(b)(v) against the Master Servicer, which appointment continues undischarged or which proceeding continues undismissed or unstayed for a period of 60 or more consecutive days.

In the case of any Master Servicer Default, so long as the Master Servicer Default shall not have been remedied, the Issuer, by notice then given in writing to the Master Servicer of such Master Servicer Default, may terminate all the rights and obligations (other than the obligations set forth in Section
3.2 and Section 6.12) of the Master Servicer under this Agreement. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement shall, without further action, pass to and be vested in the Issuer or such successor Master Servicer as may be appointed under Section 4.2; and, without limitation, the Issuer is hereby authorized and empowered to execute and deliver, on behalf of the predecessor Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Student Loans and related documents, or otherwise. The predecessor Master Servicer shall cooperate with the successor Master Servicer and the Issuer in effecting the termination of the responsibilities and rights of the

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predecessor Master Servicer under this Agreement. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the duties of the predecessor Master Servicer to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section shall be paid by the predecessor Master Servicer upon presentation of reasonable documentation of such costs and expenses.

         SECTION 4.2. APPOINTMENT OF SUCCESSOR. (a) Upon the Master Servicer's receipt of notice of termination, pursuant to Section 4.1 or the Master Servicer's resignation in accordance with the terms of this Agreement, the predecessor Master Servicer shall continue to perform its functions as Master Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the date 30 days from the delivery to the Issuer of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement. In the event of the Master Servicer's termination hereunder, the Issuer, may appoint a successor Master Servicer, and the successor Master Servicer shall accept its appointment by a written assumption in form acceptable to the Issuer.

                  (b) Upon appointment, the successor Master Servicer shall be the successor in all respects to the predecessor Master Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Master Servicer and shall be entitled to the Master Servicing Fee, or such other terms as are agreed to by the Issuer, and all the rights granted to the predecessor Master Servicer by the terms and provisions of this Agreement. No successor Master Servicer shall be liable for any acts or omissions of any predecessor Master Servicer.

         SECTION 4.3. PAYMENT OF MASTER SERVICING FEE. If the Master Servicer shall change, the predecessor Master Servicer shall be entitled to receive any accrued and unpaid Master Servicing Fees through the date of the successor Master Servicer's acceptance hereunder.

                                    ARTICLE V
                                Term; Termination

         SECTION 5.1.TERM; TERMINATION. The Master Servicer or the Issuer may terminate this Agreement upon not less than 45 days' prior written notice to the other party.


                                   ARTICLE VI
                            Miscellaneous Provisions

         SECTION 6.1. AMENDMENT. The provisions of this Agreement may not be amended, waived or modified unless such amendment, waiver or modification is in writing and signed by the Master Servicer and the Issuer. Inaction or failure to demand strict performance shall not be deemed a waiver.

         SECTION 6.2. NOTICES. All demands, notices, instructions and communications required or permitted to be given to or made upon either party hereto shall be in writing (including by facsimile transmission) and shall be personally delivered or sent by guaranteed overnight delivery, by facsimile transmission (to be followed by personal or guaranteed overnight delivery) or by postage prepaid registered or certified mail, return receipt requested, and shall be deemed to be given for purposes of this Agreement on the date that such writing is received by the intended recipient thereof in accordance with the provisions of this Section 6.2. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 6.2, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties thereto at their respective addresses as follows:

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

         The Issuer:

                     Firstar Bank, National Association, as Co-owner Trustee of Student Loan Funding 1999-A Trust
                     425 Walnut Street
                     ML5125 P.O.Box 1118
                     Cincinnati, Ohio  45202-1118


         The Master Servicer:

                     Student Loan Funding Resources, Inc.
                     One West Fourth Street, Suite 200
                     Cincinnati, Ohio  45202
                     Attention:  Senior Vice President and CFO

         SECTION 6.3. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Sections 2.1, 3.3 and as provided in the provisions of this Agreement concerning the resignation and succession of the Master Servicer, this Agreement may not be assigned by the Issuer or the Master Servicer without the prior written consent of the other party.

         SECTION 6.4. LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of the Issuer and the Master Servicer, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 6.5. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 6.6. SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 6.7. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 6.8. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Ohio , without reference to principles of conflicts of law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         SECTION 6.9. INDEPENDENCE OF THE MASTER SERVICER. For all purposes of this Agreement, the Master Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuer with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Master Servicer shall have no authority to act for or represent the Issuer in any way and shall not otherwise be deemed an agent of the Issuer.

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         SECTION 6.10. NO JOINT VENTURE. Nothing contained in this Agreement (i)
shall constitute the Master Servicer and the Issuer as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         SECTION 6.11. OTHER ACTIVITIES OF MASTER SERVICER. Nothing herein shall prevent the Master Servicer or its Affiliates from engaging in other business or, in its sole discretion, from acting in a similar capacity as a master servicer for any other Person or entity even though such Person or entity may engage in business activities similar to those of the Issuer.

         SECTION 6.12 NO PETITION. The Master Servicer covenants and agrees that, notwithstanding the termination of this Agreement, the Master Servicer will not institute against, or join in instituting against, the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any Federal or state bankruptcy or similar law ordering the winding up or liquidation of the Issuer's affairs or appointing a receiver, liquidator, trustee, or other similar official, of the Issuer or any substantial part of its property, for one year and a day after the termination of this Agreement. This Section 6.12 shall survive the termination of this Agreement.

         SECTION 6.13. LIMITED RECOURSE. Notwithstanding anything to the contrary contained herein, the obligations of the Issuer hereunder shall not be recourse to the Issuer (or any Person or organization acting on behalf of the Issuer or any affiliate, officer, member, Management Committee member, agent or employee of the Issuer), and shall be paid solely from moneys in the Collection Fund established under the Indenture. The Master Servicer agrees that to the extent such funds are insufficient or unavailable to pay any amounts owing to the Master Servicer from the Issuer pursuant to this Agreement, it shall not institute a claim against the Issuer.

         SECTION 6.14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the matters covered hereby and supercedes prior agreements and understandings between the parties.


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



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.


                          STUDENT LOAN FUNDING 1999-A TRUST,
                          By Firstar Bank, National Association, not in its
                                   Individual capacity, but solely as Co-owner
                                   Trustee, on behalf of the Issuer



                          By:
                            --------------------------------------------------
                          Name:
                          Its:



                          STUDENT LOAN FUNDING RESOURCES, INC., as the Master Servicer



                          By:
                            --------------------------------------------------
                          Name:
                          Its:


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